UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  October 9, 2014

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On October 9, 2014, PostRock Energy Corporation (“PostRock”) and White Deer Energy L.P., White Deer Energy TE L.P. and White Deer Energy FI L.P. (collectively, “White Deer”) entered into a Preferred Stock Exchange Agreement (the “Agreement”), pursuant to which PostRock issued 32,113,782 shares of its common stock, par value $0.01 per share (the “Common Stock”), to White Deer in exchange for 2,175 shares  (the “Preferred Shares”) of PostRock Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Stock”), issued to White Deer on September 21, 2010.  The Preferred Shares have an aggregate liquidation preference of $35,004,022.42, as calculated pursuant to the certificate of designations for the Series A Stock.  On March 21, 2018, all then-outstanding Series A Stock must be redeemed for 100% of the liquidation preference.

The shares of Common Stock issued in the exchange were valued at an exchange price of $1.09 per share, which is the average Nasdaq closing price for the Common Stock for the ten trading days immediately preceding the execution of the Agreement.  Following the exchange, White Deer owns 43,072,383 shares of Common Stock, 5,075 shares of Series A Stock and warrants to purchase 27,448,492 shares of Common Stock.

The exchange was approved by the unaffiliated members of the board of directors of PostRock.

A brief description of the relationship between PostRock and White Deer is set forth under the caption “Certain Relationships and Related Transactions, and Director Independence” in PostRock’s proxy statement on Schedule 14A for its 2014 annual stockholders meeting, which description is incorporated herein by reference. A description of the Series A and warrants is set forth in Note 12 to the Notes to Consolidated Financial Statements included in PostRock’s Annual Report on Form 10-K for the year ended December 31, 2013, which description is incorporated herein by reference.

A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 3.02Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 above relating to the Agreement is incorporated into this Item 3.02 by reference. The issuance of the common stock was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the stock is not a public offering for purposes of Section 4(2) because of its being made only to White Deer, White Deer’s status as an accredited investor, and the manner of the issuance, including that PostRock did not, and will not, engage in general solicitation or advertising with regard to the issuance of the stock and did not, and will not, offer the stock to the public in connection with the issuance.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Preferred Stock Exchange Agreement dated October 9, 2014 between PostRock and White Deer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
Executive Vice President, General Counsel and
Secretary
Date: October 10, 2014